VAMPT BEVERAGE USA, CORP.

Consolidated Financial Statements
December 31, 2011
(Expressed in U.S. Dollars)

INDEPENDENT AUDITORS’ REPORT

To the Shareholder of Vampt Beverage USA, Corp.

We have audited the accompanying financial statements of Vampt Beverage USA, Corp., which comprise the consolidated balance sheet as at December 31, 2011, the consolidated statements of operations, stockholder’s deficit and cash flows for the period of January 13, 2011 to December 31, 2011, and notes, comprising a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with United States generally accepted accounting principles, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of Vampt Beverage USA, Corp. as at December 31, 2011, and its consolidated results of operations and its consolidated cash flows for the year then ended in accordance with United States generally accepted accounting principles.

Emphasis of Matter

Without modifying our opinion, we draw attention to Note 2 in the financial statements which indicates that Vampt Beverage USA, Corp. incurred a net loss of $1,888,612 from inception on January 13, 2011 to December 31, 2011, an accumulated deficit of $1,612,196, that current liabilities exceed current assets by $225,917 and had negative cash flows from operations of $1,622,068. These conditions, along with other matters as set forth in Note 2 in the consolidated financial statements, indicate the existence of a material uncertainty that casts substantial doubt about Vampt Beverage USA Corp.’s ability to continue as a going concern.

/s/ KPMG LLP

Chartered Accountants

March 26, 2012
Vernon, Canada

VAMPT BEVERAGE USA, CORP
Consolidated Balance Sheet
(Expressed in U.S. Dollars)
As at December 31, 2011

2011
ASSETS

Current:
Cash	$13,469
Accounts receivable (Note 4)	27,774
Inventories (Note 5)	255,674
Prepaid expenses and deposits	11,299
308,216

Intangible assets (Note 6)	1

$308,217

LIABILITIES AND STOCKHOLDER’S DEFICIT

Current:
Accounts payable and accrued liabilities	$534,133

Notes payable (Note 7)	602,158

Convertible debt (Note 8)	34,122

Due to stockholder (Note 9)	750,000

Stockholder’s deficit:
Capital stock (Note 10(b))	1
Capital stock subscribed, but unissued (Note 10(c))	294,898
Accumulated deficit	(1,907,095)
(1,612,196)

Basis of presentation and going concern (Note 2)
Commitments (Note 6, Note 10(d) and Note 12)
Contingencies (Note 6 and Note 13)
Subsequent events (Note 14)

$308,217

See accompanying notes to the consolidated financial statements

VAMPT BEVERAGE USA, CORP
Consolidated Statement of Operations
(Expressed in U.S. Dollars)
For the period of January 13, 2011 to December 31, 2011

For the period of January 13, 2011 to December 31, 2011

Revenue	$517,462

Cost of goods sold:
Product sales	513,202
Inventory write-down and adjustment (Note 5)	403,174
916,376

(398,914)

Expenses:
Compensation and benefits	473,548
General and administrative	72,789
Interest and financing fees	50,722
Product research and development	100,174
Professional fees	127,555
Sales and marketing	514,764
Travel	150,146
1,489,698

Net loss	$(1,888,612)

See accompanying notes to the consolidated financial statements

VAMPT BEVERAGE USA, CORP
Consolidated Statement of Stockholder’s Deficit
(Expressed in U.S. Dollars)
For the period of January 13, 2011 to December 31, 2011

	Number of shares issued	Capital stock	Capital stock subscribed, but not issued	Deficit	Total stockholder’s equity (deficit)

Capital stock issued on inception (Note 10(b))	1	$1	$-	$-	$1
Net loss	-	-	-	(1,888,612)	(1,888,612)
Forgiveness of intercompany debt from stockholder (Note 6)	-	-	-	4,016	4,016
Capital stock subscribed, but not issued (Note 10(c))	-	-	272,398	-	272,398
Capital stock subscribed, but not issued for acquisition of area wide licensing agreement (Note 6, Note 10(c))	-	-	22,500	(22,499)	1

Balance, December 31, 2011	1	$1	$294,898	$(1,907,095)	$(1,612,196)

See accompanying notes to the consolidated financial statements

VAMPT BEVERAGE USA, CORP
Consolidated Statement of Cash Flows
(Expressed in U.S. Dollars)
For the period of January 13, 2011 to December 31, 2011

For the period of January 13, 2011 December 31, 2011

Operating activities:
Net loss	$(1,888,612)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Accrued interest	27,158
Inventory write-down and adjustment	403,174
Changes in operating assets and liabilities:
Accounts receivable	(27,774)
Inventories	(658,848)
Prepaid expenses and deposits	(11,299)
Accounts payable and accrued liabilities	534,133
(1,622,068)

Financing activities:
Proceeds from notes payable	575,000
Issuance of convertible debt	34,122
Advances from stockholder	754,016
Subscriptions for capital stock	272,398
Issuance of capital stock	1
1,635,537

Net increase in cash and cash equivalents	13,469

Cash, beginning of period	-

Cash, end of period	$13,469

Supplementary cash flow information:
Non-cash items:
Forgiveness of debt (Note 6)	$4,016
Stock subscribed for area wide licensing agreement (Note 6, Note 10(c))	$22,500

See accompanying notes to the consolidated financial statements

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

1.     NATURE OF OPERATIONS

VAMPT Beverage USA, Corp. (“Vampt” or the “Company”) a Nevada corporation, was incorporated January 13, 2011.  The principal business activity is the production and distribution of “Ready to Drink” flavored alcoholic beverages to the United States of America market.

On July 21, 2011, VAMPT Brewing Company Limited (“Vampt Brewing”) was incorporated in Nevada. Vampt is the sole stockholder of Vampt Brewing.

The sole stockholder of the Company as December 31, 2011 is VAMPT Beverage Corp. (“Vampt Canada”, or the “Parent”), a Canadian company that was incorporated under the Canadian Business Corporations Act.  The principal business of the Parent company is the development of the VAMPT trademarks and flavored alcoholic beverage ingredients.  The Parent is the registered owner of the VAMPT trademark and the right to use the trademarks and ingredients in specific geographic areas are subject to licensing arrangements with Vampt Canada (Note 6).

2.     BASIS OF PRESENTATION AND GOING CONCERN

The consolidated financial statements are prepared in conformity with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”).  The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary.  All intercompany transactions between the Company and its subsidiaries have been eliminated upon consolidation.

Management has prepared these financial statements assuming the Company will continue as a going concern, which assumes that the Company will continue its operations for the foreseeable future and realize its assets and discharge its liabilities in the normal course of business.  The Company has incurred a net loss of $1,888,612 from inception on January 13, 2011 to December 31, 2011, an accumulated deficit of $1,612,196, that current liabilities exceed current assets by $225,917 and had negative cash flows from operations of $1,622,068. This material uncertainty casts substantial doubt about the ability of the Company to continue as a going concern.

The Company’s ability to continue as a going concern is dependent on management’s ability to successfully implement the business plans, including accessing future funding until it has profitable operations. If the Company is not able to develop a market for its alcoholic beverages, or if the going concern is otherwise not appropriate in future periods, adjustments to the amounts recorded for, and classification of, assets and liabilities may be necessary.

Continued operations of the Company are dependent on the Company’s ability to obtain additional financing and to receive continued financial support from its creditors and stockholders and to generate future positive earnings and cash flows from operations.  Management plans to obtain additional financing by way of the issuance of common shares and issuance of promissory notes and other debt instruments.  However, there can be no assurance that the financing will be available as necessary, or if the financing is available, that it will be on terms acceptable to the Company.  The outcome of these matters cannot be determined at this time.

The consolidated financial statements do not reflect adjustments that would be necessary if the going concern assumption were not appropriate. If the going concern basis were not appropriate for these consolidated financial statements, then adjustments would be necessary in the carrying value of the assets and liabilities, the reported revenue and expenses and the balance sheets classifications used.

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the disclosures in the accompanying notes. Significant estimates include the realizability of receivables, inventory valuation, contingencies and forecasts supporting the going concern assumption and related disclosures.  Actual results could differ from those estimates.

Revenue Recognition — The Company will recognize revenue when persuasive evidence of an arrangement exists, when title and risk of ownership have passed, the sales price is fixed or determinable, and collection is probable. Generally, this will be at the point of shipment from the Company’s processing facility as all sales are final and there is no right of return.  The Company estimates a provision for product returns at the time of sale.

Research and Development — The Company engages in various research and development activities that principally involve the development of new products and improvement of existing products. The Company expenses all research and development costs as incurred

Inventories — Inventories are stated at the lower of cost or market value and include adjustments for estimated obsolete or excess inventory. Cost is based on actual cost on a weighted average basis. The costs of finished goods inventories include raw materials, direct labor and direct production and costs. Reserves for excess inventories are based on an assessment of slow-moving and obsolete inventories, determined by future estimated sales in relation to the product approaching its expiration dates. Provisions for obsolete or excess inventory are recorded in cost of goods sold.  We recorded a charge for the write-down of excess inventory during the period.

Income Taxes — The Company follows the liability method of accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary timing differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that such assets will be realized.

Fair Value Measurements — Various valuation techniques are used to determine fair value. Financial accounting standards require that fair value be a market-based measurement, not an entity-specific measurement. Accordingly, the fair value of an asset or liability must be determined based on assumptions that market participants would use in pricing the asset or liability. The Financial Accounting Standards Board (“FASB”) has established a fair value hierarchy that distinguishes between market participant assumptions based on data obtained from sources independent of the reporting entity (observable inputs, which are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs, which are classified within Level 3 of the hierarchy).

Financial Instruments — Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The Company’s financial instruments consist of cash, accounts receivable and accounts payable and accrued liabilities and their carrying value approximates their fair values because of the short-term nature of those instruments.  The fair value of advances from stockholder has not been considered practicable to determine given the related party nature of these transactions and the uncertainties around timing of payments.

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets — The cost of identifiable intangible assets acquired is the fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and any accumulated impairment losses. The useful lives of intangible assets are assessed to be either finite or indefinite. Intangible assets with finite lives are amortized over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset’s carrying value may not be recoverable. The amortization periods for intangible assets are reviewed annually. Intangible assets with indefinite lives are not amortized, but are tested for impairment annually, or more frequently, if there is an indication the asset may be impaired. The impairment test compares the carrying amount of the intangible asset with its fair value, and an impairment loss is recognized in income for any excess, if any.

Recent Accounting Pronouncements —In December 2011, the FASB issued guidance that revises the disclosure requirements about offsetting (netting) assets and liabilities on the face of the statement of financial position.  Entities will be required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting agreement.  The adoption of this standard is effective for the Company’s 2013 fiscal year and will not have a material impact on the financial statements.

In June 2011, the FASB issued guidance that revises the manner in which entities present comprehensive income in their financial statements. The guidance requires entities to report the components of comprehensive income in either a single, continuous statement or two separate but consecutive statements. The guidance will become effective for us at the beginning in fiscal 2013. The adoption of this new guidance will result in a change in how the Company presents the components of comprehensive income (note this guidance was revised in December 2011 resulting in the deferral of the requirement to adopt certain paragraphs.  This adoption of this standard is not expected to have a material impact on the Company’s financial statements).

In May 2011, the FASB issued guidance to amend the fair value measurement and disclosure requirements. The guidance requires the disclosure of quantitative information about unobservable inputs used, a description of the valuation processes used, and a qualitative discussion around the sensitivity of the measurements. The guidance will become effective for the Company at the beginning of fiscal 2012. The adoption of this new guidance will not have a material impact on the financial statements.

4.     ACCOUNTS RECEIVABLE

The accounts receivable balance include balances from trade sales.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable.  The Company determines the allowance for doubtful accounts based primarily on historical experience with specific customers.  Account balances that are determined to be uncollectible are charged against the allowance.  No allowance for doubtful accounts has been recorded at December 31, 2011.

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

5.     INVENTORIES

Inventories as of December 31, 2011 consisted of the following:

2011

Raw materials	$64,389
Finished goods	506,152
570,541

Inventory write-down and allowance	(314,867)
$255,674

Raw materials primarily include ingredients, concentrate and packaging.  Finished goods primarily include product ready for shipment, as well as promotional merchandise held for sale.  The Company has reviewed its inventory of finished goods and made allowances for items which it deems has a reasonable chance of being disposed of due to it approaching its expiration dates prior to being sold.  In addition to the allowance noted above, the Company destroyed raw materials and finished goods totaling $88,307 during the period ended December 31, 2011.

6.     INTANGIBLE ASSET

On November 25, 2011, the Company entered into a Technology Transfer Agreement (the “Agreement”) with its parent company, Vampt Canada.  The Agreement was amended on December 31, 2011 by mutual agreement of Vampt and Vampt Canada.  In the Agreement, Vampt Canada transfers and assigns 100% of the legal, beneficial and registered title to the VAMPT trademarks, bottling, distribution and retail networks, and relationships in and for the U.S.  The Agreement includes a right of return to Vampt Canada should the transaction as described in Note 12, Commitments, not be approved by a majority of the shareholders.

Consideration for the Agreement was as follows:

●	750,000 common shares of the Company (Note 10(c))
●
Renegotiation and settlement of intercompany debt as follows: the intercompany loan is agreed to be $750,000 with any and all amounts in excess of $750,000 deemed to be forgiven by Vampt Canada.  The Company agrees that the repayment of the $750,000 will be a minimum of 10% of the before tax profit, calculated on an annual basis.

The Company estimated the assignment of technology for 750,000 common shares to be $22,500, based on $0.03 per share.  The amount has been recorded by the Company at Vampt Canada’s carrying amount, which has been deemed to be $1.  The difference of $22,499 has been considered a capital transaction and recorded directly in equity.

Prior to the renegotiation and settlement of intercompany debt, the Advances from Stockholder, Vampt Canada, was $754,016.  The forgiveness of debt of $4,016 has been considered a capital transaction and recorded directly in equity.

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

7.     NOTES PAYABLE

In August 2011, the Company entered into an agency and interlender revolving agreement, as party, (the “Agreement”) to borrow up to $2,000,000 from a group of individual accredited investors (the “Lenders”) for the purpose of expanding its inventory and sales operations. One of the Lenders is also acting as an agent (the “Agent”) for purposes of administrating the Agreement. Under the terms of the Agreement, the amounts borrowed will be in the form of separate promissory notes (“Notes”) from the Lenders.  The Notes are repayable in February 2013. All the principal amounts advanced to the Agent’s account will bear interest at 4% per year; all principal amounts advanced from the Agent’s account to the Company will bear interest at 12% per year. Interest is calculated and payable monthly, in arrears. The Lenders have currently advanced to $600,000 to Agent’s account, of which $575,000 has been advanced to the Company and the remaining $25,000 has been held back to be used to pay interest and financing charges on the debt as they become due.  This $25,000 has been netted against notes payable.

For all amounts advanced by the Lenders to the Company, Vampt Canada (who is jointly and severally liable for the notes payable), has issued warrants for common shares exercisable at Cdn$0.75.  One warrant is issued by Vampt Canada for every Cdn$0.75 advanced by the Lenders to the Company.

Subsequent to year-end, the Company entered into negotiations with the Lenders to amend the Agreement to the following terms:

●	Reducing the facility to $1,200,000
●	Extending the term of repayment to March 31, 2014
●	The Company issuing 750,000 warrants exercisable at $0.17 per share and 400,000 warrants at $0.75 per share. The warrants will expire on March 31, 2014.

8.     CONVERTIBLE DEBT

During the year, the Company issued preferred return convertible certificates that are convertible into common stock at $0.50 on demand.  The units are redeemable 18 months after issuance at twice the original face value, less previous payments made to the date of redemption.  Each certificate holder received common share purchase warrants at a rate of one warrant for every $10 of convertible certificates purchased.  Each warrant issued has a 3-year term and is exercisable at $0.50.  The fair value of the conversion option and the warrant were estimated at $nil, using the same assumptions as described in Note 10(d).

9.     DUE TO STOCKHOLDER

During the year. the Company’s parent, Vampt Canada, provided cash advances and use of its management.  These transactions were in the normal course of business and measured at the exchange amount.  The amount due to stockholder, Vampt Canada, is unsecured, bears no interest and is repayable based on the terms and conditions as agreed to in the Technology Transfer Agreement (Note 6).

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

10.     CAPITAL STOCK

(a) Authorized:

50,000,000 voting common shares, par value $0.0001

(b) Issued:

	Number of shares	Total
Common shares issued on inception	1	$1

(c) Subscribed, but not issued:

	Number of shares	Total

Shares subscribed for cash at $0.0001 per share	8,869,939	$887
Shares subscribed for cash at $0.001 per share	8,020,218	8,020
Shares subscribed for cash at $0.01 per share	30,000	300
Shares subscribed for cash at $0.50 per share	140,000	70,000
Acquisition of area wide licensing agreement at $0.03 per share (Note 6)	750,000	22,500
Shares subscribed for cash at $0.75 per share	257,589	227,312

	18,067,746	$294,898

As at December 31, 2011, the Company has received 18,067,746 common share subscriptions. Share subscriptions are subject to acceptance of the Company’s Board prior to the issuance of capital stock. The Company has one year to accept the subscription and issue the shares or to return the funds.  The funds may be used for general business purposes upon receipt.  Monies received for share subscriptions prior to the issuance of shares or refund of money do not accrue interest.  (d) Warrants:

In connection with the convertible debt (Note 8), the Company issued 3,412 common stock purchase warrants at $0.50 per share.  The Company has estimated that the warrants have a fair value of $nil.

In connection with the shares subscribed for cash at $0.001 per share, certain investors also subscribed for 2,145,778 common stock purchase warrants at $0.75 per share.  The Company uses the Black-Scholes option pricing model to determine the fair value of warrants granted.  The Company has estimated that upon issuance of the subscribed common share, the warrants issued concurrently have a fair value of $nil.

The following assumptions were used in the estimate of warrant fair value:

Expected dividend yield	nil%
Expected price volatility	14.9% to 16.7%
Risk free interest rate	1.1% to 1.2%
Expected life	2.0 to 3.0 years

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

11.     DEFERRED TAXES

Significant components of net deferred tax balances as of December 31, 2011 are as follows:

2011

Deferred tax assets:
Non-capital loss carry-forwards	$533,000
Valuation allowance	(533,000)

$-

As at December 31, 2011, the Company does not consider it more likely than not that the tax assets will be realized so it has applied a valuation allowance and therefore no deferred income tax expense or recovery has been recorded for the period.

A reconciliation of income taxes for the year ended December 31, 2011 at statutory rates with the reported income taxes are as follows:

2011

Net loss	$88,612
Income tax recovery at statutory income tax rate	34%
642,000
Tax effect of:
Permanent differences	(2,000)
Temporary differences	(107,000)
Valuation allowance	(533,000)

$-

Losses can be carried forward to be used against taxable income for a period of 20 years: the losses in the current year will expire in December 2031.

12.     COMMITMENTS

On December 8, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger”) with Coronado Corp., a Nevada corporation, and VB Acquisition Corp, a Nevada corporation and wholly-owned subsidiary of Coronado Corp. (collectively “Coronado”).  The terms of the Merger are that post-transaction, Vampt will be the surviving entity and the Board of Directors of Vampt will constitute the Board of Directors of the surviving entity.  Each share and share purchase warrant of Vampt will be exchanged for ¾ share of Coronado.  The Agreement is subject to the acceptance of management and shareholders of Coronado, completion of due diligence, approval of no less than 66 2/3% of the Company’s voting shareholders.

13.     CONTINGENCIES

As described in Note 6, should the Merger agreement not be approved by the Company’s voting shareholders, the area wide licensing arrangement with Vampt Canada will be cancelled and all trademarks and licenses be returned to Vampt Canada.

VAMPT BEVERAGE USA, CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (EXPRESSED IN U.S. DOLLARS) FOR THE PERIOD OF JANUARY 13, 2011 TO DECEMBER 31, 2011

14.     SUBSEQUENT EVENTS

Subsequent to the year-end, the Company:

1.	Received 3,497,625 share subscriptions at process ranging from $0.0001 and $0.75 per share for total proceeds of $313,989.

2.
Received $385,000 as a convertible debenture bearing 9% interest per annum due February 28, 2013. The Debenture is convertible as to principle and interest at any time at the holder’s election into share units (“Share Units”) (composed of a common share and a half warrant) at a price of $0.75 per Share Unit.  The warrant is an eighteen-month warrant (from the debenture issue date) permitting the purchase of another common share at a price of $0.75 per share employing two half warrants.

3.	Received $30,000 as a convertible loan per the terms in Note 8.

The Company evaluated events subsequent to December 31, 2011 through March 26, 2012 (the date the financial statements were approved by those with the recognized authority have asserted that they have taken responsibility for these financial statements) and did not identify any other significant events that warrant additional disclosure.

* * * * * *